                                                                   EXHIBIT 10.10


                   [LOGO OF N. M. ROTHSCHILD & SONS LIMITED]
              New Court, St. Swithin's Lane, London EC4P 4DU


To:    Compania Minera Maricunga                         as of 1 November, 1996
       Neuva de Lyon 72
       Oficina 1801
       Santiago
       Chile


and to each of the other Obligors
party to the Loan Agreement referred
to below

Re: Loan Agreement, dated as of November 23, 1994 (as amended or otherwise modified from time to time prior to the date hereof, the "Loan
                                                                ----
      Agreement"), among Compania Minera Maricunga, as the Borrower, Amax Gold
      ---------
      Refugio, Inc. and Bema Gold (Bermuda) Ltd., as the Intermediate Owners, Amax Gold Inc. and Bema Gold Corporation, as the Guarantors, the financial institutions referred to therein as the Banks, Deutsche Bank AG, New York Branch, as the Technical Agent for the Banks, and N M Rothschild & Sons Limited, as the Administrative Agent for the Banks.
      -------------------------------------------------------------------------


Dear Sirs:

     Reference is made to the letter agreement, dated as of 30 September, 1996 (the "30 September Letter Agreement"), pursuant to which, and as set forth in
      -----------------------------
greater detail therein, the Bank Parties agreed to certain amendments and waivers to the terms and conditions of the Loan Agreement. As you are aware, the modification referred to in paragraph 3(a) of the 30 September Letter Agreement
                                      ----
was expressed by the terms and conditions thereof to be of no further effect from November 1, 1996. You have requested that, and by their respective signatures hereto (and subject to the terms and conditions hereof) each Bank Party consents to, such modification being extended to apply to the period commencing as of the date of this letter agreement and ending on March 31, 1997 and, for such purposes, the reference in paragraph 3(a) of the 30 September Letter Agreement to the date "October 31, 1996" shall be deemed to be a reference to the date "March 31, 1997".


     In addition to the foregoing, the Obligors have requested that the Bank Parties consent to the following additional waivers and amendments to the Loan Agreement as in effect on the date hereof.

     1.  Mechanical Completion Date.
         ---------------------------

     That the provisions of Section 9.1.16 of the Loan Agreement to the effect
                            --------------
that an Event of Default shall have occurred in the event that the Mechanical Completion Date shall not have occurred on or prior to September 30, 1996 be amended by substituting the date "March 31, 1997" for the date "September 30, 1996" currently referred to therein.



     2.  Revised Development Plan.
         -------------------------

     That any Default which might already have occurred, and which might occur on or prior to the date (the "Waiver Expiry Date") which is the earlier to occur
                              ------------------
of (a) February 21, 1997 and (b) the date on which the Banks accept the revised Development Plan as set forth below, in either such case pursuant to the terms and conditions of clause (b) of Section 1.8 of the Loan Agreement and arising
                  ----------    -----------
out of the failure to modify the Development Plan as currently in effect (being the version thereof referred to in the definition of such term contained in
Section 1.1 of the Loan Agreement as originally executed) as a result any delay
-----------
in the construction and operation of the Mine due to events arising prior to the date of this letter agreement be waived. For the avoidance of doubt such waiver shall expire on the Waiver Expiry Date and each of the Obligors acknowledges and undertakes the obligation to deliver to the Banks the proposed modified Development Plan on or prior to January 31, 1997 (and in addition each of the Obligors hereby undertakes to deliver to the Banks on or prior to December 31, 1996 a plan in reasonable detail relating to the expected schedule of development (and levels of Production) at the Mine for the period up until the end of the Project Period. Such proposed modified Development Plan shall contain
(a) assumptions (including assumptions reflecting a reduction in the volume of sodium cyanide required for the leaching of oxide ores (but not sulphide ores) in the amount of 35% from the levels contained in the Development Plan as currently in effect) and (b) projections illustrating compliance for all periods in the future by the Borrower with the provisions of the Loan Agreement (including Section 8.2.4 thereof), in each such case in a form and substance
           -------------
reasonably satisfactory to the Independent Consultant and all the Banks. The Banks shall determine whether or not the proposed revised Development Plan is in a form acceptable to them by February 21, 1997.



     3.  Compliance Certificates.
         ------------------------

     That (a) the provisions of clause (c) of Section 8.1.1 of the Loan
                                ----------    -------------
Agreement requiring delivery of Compliance Certificates prepared as at September 30, 1996 and as at December 31, 1996 by no later than fifteen (15) Business Days after September 30, 1996 and December 31, 1996, respectively, be waived by (b) any Default which might already have occurred as a result of non-compliance by the Borrower with such provisions in connection with the Compliance Certificate required to be prepared as at September 30, 1996 be waived.



     4.  Materially Adverse Effect.
         --------------------------

     That the definition of the term "Materially Adverse Effect" contained in
                                      -------------------------
Section 1.1 of the Loan Agreement be amended in its entirety to read as set
-----------
forth below:

         "Materially Adverse Effect" means, with respect to any Obligor
          -------------------------
         (including the Borrower), an effect, resulting from any occurrence of whatever nature (including any adverse determination in any labor controversy, litigation, arbitration or governmental investigation or proceeding), which is materially adverse, or is or would be reasonably likely to be materially adverse, to the ability of such Obligor to make any payment or perform any other material obligation required under any Operative Document or, in the case of the Borrower (except at any time during the period referred to in the next sentence of this definition), to develop and operate the Mine substantially in accordance with the Development Plan. During the period commencing on November 1, 1996 and ending on the date on which a revised Development Plan is agreed pursuant to the provisions of the letter agreement, dated as of November 1, 1996, between the parties to this Agreement, the determination of whether the effect of any such occurrence is, or would be reasonably likely to be, materially adverse to the ability of any Obligor to make any payment or perform any other material obligation required under the Loan Agreement shall be made in accordance with such evidence and projections as shall, in the reasonable judgment of all the Banks, accurately reflect the projected progress and development of the Refugio Project.




     5.  AGI Support Agreement.
         ----------------------

     That (a) the definition of the term "Consolidated Working Capital"
                                          ----------------------------
contained in Section 1.2 of the AGI Support Agreement be amended in its entirety
             -----------
to read as set forth below:

         "Consolidated Working Capital" means, at any time, the excess of (a)
          ----------------------------
    Adjusted Consolidated Current Assets, less, (b) Adjusted Consolidated Current Liabilities (excluding, however, Indebtedness outstanding to Cyprus Amax from time to time), in each case calculated at such time.


and (b) any Default which might already have occurred as a result of non-compliance by AGI with the provisions of clause (c) of Section 8.2 of the
                                             ----------    -----------
AGI Support Agreement due to the inclusion in the calculation of Consolidated Working Capital of Indebtedness of AGI to Cyprus referred to in the amended definition of such term contained above be waived.

     The undersigned Bank Parties have discussed the foregoing requested waivers and amendments and, subject to the terms and conditions of this letter agreement and as of the date hereof, are willing to and do hereby consent thereto.

     As you are aware, the first scheduled amortizing payment of the Principal Amount of the Loans is scheduled to be made on December 31, 1996. Due to the delay in completion of the Mine it is the expectation of the Bank Parties that contributions to the Borrower will be required to be made by each Guarantor (or one or more of their respective Affiliates) in order to enable the Borrower to make such scheduled payment. Accordingly, the Bank Parties expect that, by no later than December 1, 1996, each Guarantor will supply to the Administrative Agent details of the method by which it currently contemplates such contributions will be made.

     Except as expressly waived or amended by the terms of this letter agreement or by the 30 September Letter Agreement as extended by this letter agreement, the terms and conditions of the Loan Agreement and each other Loan Document shall continue in full force and effect.

     This letter agreement is a Loan Document and shall in all respects be construed and interpreted in accordance with the Loan Agreement (including Sections 11.9 and 11.13 thereof) and, except as otherwise defined in this letter
-------------     -----
agreement, terms for which meanings are provided in the Loan Agreement are used in this letter agreement with such meanings. This letter agreement shall become effective when the Administrative Agent shall have received (a) from the Borrower an amendment fee in the amount of U.S.$50,000 for distribution to the Banks in accordance with their respective Percentages, and (b) counterparts of this letter agreement executed on behalf of each party referred to below (or evidence of such execution acceptable to the Administrative Agent). In the event that the conditions set forth in the immediately preceding sentence shall not have been satisfied on or prior to November 15, 1996 then this letter agreement shall, immediately and without further action, be of no further force and effect.



                                    Very truly yours,



                                    per pro N M ROTHSCHILD & SONS LIMITED,
                                     as a Bank and as the Administrative Agent


                                                     /s/ Paul R. Baker
                                    By:_________________________________________

                                                         Paul R. Baker
                                    Name Printed: ______________________________

                                                      Assistant Director
                                    Title:______________________________________



                                                    /s/ M. Palmer
                                    By:_________________________________________

                                                        M. Palmer
                                    Name Printed:_______________________________

                                                         Manager
                                    Title:______________________________________

                                    DEUTSCHE BANK AG, New York Branch,
                                      as the Technical Agent


                                                 /s/ Richard G. Reeves
                                    By:_________________________________________


                                                     Richard G. Reeves
                                    Name Printed:_______________________________


                                                    Vice President
                                    Title:______________________________________



                                                /s/ Daniel C. Cillie
                                    By:_________________________________________


                                                    Daniel C. Cillie
                                    Name Printed:_______________________________


                                                 Assistant Vice President
                                    Title:______________________________________








                                    DEUTSCHE BANK AG, Los Angeles and/or
                                      Cayman Islands Branches, as a Bank


                                                 /s/ Richard G. Reeves
                                    By:_________________________________________


                                                     Richard G. Reeves
                                    Name Printed:_______________________________


                                                     Vice President
                                    Title:______________________________________




                                                /s/ Daniel C. Cillie
                                    By:_________________________________________


                                                    Daniel C. Cillie
                                    Name Printed:_______________________________


                                                 Assistant Vice President
                                    Title:______________________________________








                                    CANADIAN IMPERIAL BANK OF
                                      COMMERCE, as a Bank


                                                 /s/ J. W. Kunkle
                                    By:_________________________________________


                                                        John W. Kunkle
                                    Name Printed:_______________________________


                                                    Authorized Signatory
                                    Title:______________________________________





                                    CREDIT LYONNAIS, as a Bank


                                                     Illegible
                                    By:_________________________________________



                                    Name Printed:_______________________________


                                                Head of Project Finance
                                    Title:______________________________________






                                    CREDIT LYONNAIS CANADA, as a Bank


                                                    /s/ M. C. Manion
                                    By:_________________________________________


                                                        M. C. Manion
                                    Name Printed:_______________________________


                                                      Vice President
                                    Title:______________________________________

                                    INTERNATIONALE NEDERLANDEN (U.S.)
                                      CAPITAL CORPORATION, as a Bank


                                                 /s/ Ricardo M. Campoy
                                    By:_________________________________________


                                                     Ricardo M. Campoy
                                    Name Printed:_______________________________


                                                    Managing Director
                                    Title:______________________________________



ACCEPTED AND AGREED as of the
date first hereinabove written


COMPANIA MINERA MARICUNGA,
  as the Borrower



           /s/ D. Hunter
By:_____________________________________


                Donald Hunter
Name Printed:____________________________


            General Manager
Title:___________________________________





AMAX GOLD INC., as a Guarantor


         /s/ S. Scott Shellhaas
By:_______________________________________


               S. Scott Shellhaas
Name Printed:_____________________________


      President and Chief Operating Officer
Title:_____________________________________




BEMA GOLD CORPORATION,
  as a Guarantor

         /s/ C. Johnson
By:_______________________________________



Name Printed:_____________________________



Title:_____________________________________





AMAX GOLD REFUGIO, INC., as an
  Intermediate Owner

         /s/ S. Scott Shellhaas
By:_______________________________________


               S. Scott Shellhaas
Name Printed:_____________________________


                  President
Title:_____________________________________

BEMA GOLD (BERMUDA) LTD,
  as an Intermediate Owner


              /s/ C. Johnson
By:_______________________________________



Name Printed:_____________________________



Title:_____________________________________

                   [LOGO OF N M ROTHSCHILD & SONS LIMITED]

                New Court, St. Swithin's Lane, London EC4P 4DU



                         N M ROTHSCHILD & SONS LIMITED
                New Court, St. Swithin's Lane, London EC4P 4DU



To:   Compania Minera Maricunga                         as of December 19, 1996
      Nueva de Lyon 72
      Oficina 1801
      Santiago
      Chile

      Amax Gold Inc.
      9100 East Mineral Circle
      Englewood
      Colorado 80112
      U.S.A.

      Bema Gold Corporation
      1400-510 Burrard Street
      Vancouver, B.C.
      V6C 3A8, Canada


and to each of the other Obligors
party to the Loan Agreement referred
to below


Re: (1) Loan Agreement, dated as of November 23, 1994 (as amended or otherwise modified from time to time prior to the date hereof, the "Loan Agreement"), among Compania Minera Maricunga, as the Borrower,
         --------------
        Amax Gold Refugio, Inc. and Bema Gold (Bermuda) Ltd., as the Intermediate Owners, Amax Gold Inc. ("AGI") and Bema Gold Corporation ("Bema Gold"), as the Guarantors, the financial institutions referred
          ---------
        to therein as the Banks, Deutsche Bank AG, New York Branch, as the Technical Agent for the Banks and N M Rothschild & Sons Limited ("Rothschild"), as the Administrative Agent for the Banks, and (2)
          ----------
        Support Agreement, dated as of February 14, 1995 (as amended or otherwise modified from time to time prior to the date hereof, the "Bema Gold Support
         -----------------

        Agreement") between Bema Gold and Rothschild, as the Administrative
        ---------
        Agent for the Banks.


Dear Sirs:

    By letter, dated December 5, 1996, Bema Gold requested that amendments and waivers be made to certain provisions of the Loan Agreement, the Bema Gold Support Agreement and the Subordination Agreement (Bema Gold/AGI). The undersigned Bank Parties have discussed the requests therein contained and, subject to the terms and conditions of this letter agreement, are willing to consent to the following amendments and waivers to the Loan Agreement, the Bema Gold Support Agreement and the Subordination Agreement (Bema Gold/AGI), as each is in effect on the date hereof. This letter agreement is a Loan Document and shall in all respects be construed and interpreted in accordance with the Loan Agreement (including Sections 1.1, 1.11, 11.9 and 11.13 thereof) and, except as
                     ------------  ----  ----     -----
otherwise defined in this letter agreement, terms for which meanings are provided in the Loan Agreement are used in this letter agreement with such meanings.

    1.  Computation of financial covenants contained in the Bema Gold Support
        ---------------------------------------------------------------------
Agreement.
---------

    In that Bema Gold has been issuing its publicly disclosed financial statements and related reports denominated in U.S. Dollars since January 1, 1996, Bema gold requests that: (a) the covenants contained in Sections 8.2 and
                                                              ------------
8.3 of the Bema Gold Support Agreement be calculated in U.S. Dollars rather than
---
Canadian Dollars (using an initial exchange rate (in effect as at January 1,
1996) of U.S.$1.00 = CDN $1.364) and (b) with respect to each Compliance Certificate (as defined in the Bema Gold Support Agreement; the "Bema Gold
                                                                 ---------
Compliance Certificate") required to be delivered pursuant to the Bema Gold Support Agreement, the calculations contained in each such Bema Gold Compliance Certificate shall be made using U.S. Dollars rather than Canadian Dollars (using an exchange rate as aforesaid).

    2.  Permitted Investments by Bema Gold.
        ----------------------------------

    In that Bema Gold wishes to engage in additional financing activities on behalf of its Affiliates, Bema Gold requests that:

        (a) the threshold for permitted investments by Bema Gold contained in clause (e) of Section 8.3 of the Bema Gold Support Agreement be amended from
    ----------    -----------
    "CDN $2,000,000 (or the equivalent thereof in any other currency)" to "U.S.$7,500,000 (or the equivalent thereof in any other currency)":

        (b)  the definition of "Adjusted Consolidated Current Assets" contained
                                ------------------------------------
    in Section 1.2 of the Bema Gold Support Agreement be amended by adding the
       -----------
    phrase: "but excluding, for the avoidance of doubt, all Investments in Affiliates of Bema Gold permitted by clause (e) of Section 8.3" after the
                                         ----------    -----------
    words "Project Account"; and

        (c)  Item 1 of Attachment 1 to the Bema Gold Compliance Certificate be
             ------    ------------
    amended by adding the phrase: "but excluding, for the avoidance of doubt, all Investments in Affiliates of Bema Gold permitted by clause (e) of
                                                            ----------
    Section 8.3" after the words "Project Account".
    -----------

    3.  Waiver of Consolidated Net Worth Covenant
        -----------------------------------------


    Bema Gold, effective with the April to June 1996 calendar quarter, adopted Canadian GAAP Abstract EIC71, issued June 28, 1996 (relating, inter alia, to the
                                                              ----------
accounting treatment for interest expense on securities such as the 1994 Convertible Debentures), a copy of which has been delivered to the Bank Parties. As a result, the shareholders' equity of Bema Gold and its consolidated Subsidiaries was reduced as at September 30, 1996 by CDN$3.2 million. Accordingly, Bema Gold requests that, in accordance with Section 1.5 of the
                                                         -----------
Loan Agreement, the Canadian GAAP abstract referred to above be deemed incorporated into Canadian GAAP for all purposes of the Loan Documents and in addition, each of sub-clause (a)(i) of Section 8.2 of the Bema Gold Support
                  -----------------    -----------
Agreement and sub-clause (a)(i) of the Bema Gold Compliance Certificate be
              -----------------
amended by deleting the figure of "CDN$50,000,000" and replacing it with "U.S.$34,000,000".

    4.  Drilling and Testing on Poncho Deposit.
        --------------------------------------

    Bema Gold and AGI are proposing to engage in drilling and metallurgical testing activities at the Poncho gold deposit located about one kilometre to the northwest of the Verde deposit. The budget for such programmes (such programmes, collectively, the "Poncho Exploration Programme") is projected to be U.S.$3
                   ----------------------------
million for the 1997 financial year. It is proposed that the Borrower obtain such moneys from the Guarantors in the form of intercompany advances, such advances to be treated as Approved Subordinated Indebtedness of the type described in clause (a) of the definition of such term. In order to allow AGI
             ----------
to fund its share of the expenditures required for the Poncho Exploration Programme, the Guarantors have proposed that Bema Gold make a principal repayment to AGI on the Bema Gold/AGI Subordinated Note in the amount of U.S.$1,500,000 and that accordingly the aggregate principal amount thereof be permanently reduced from U.S.$10,000,000 to U.S.$8,500,000.

    The Guarantors and the Borrower accordingly request that:

        (a)  Clause 3 of the Subordination Agreement (Bema Gold/AGI) be waived
             --------
    to permit the repayment described in the above paragraph;

        (b) amounts advanced by the Guarantors in respect of the Poncho Exploration Programme be considered as Approved Subordinated Indebtedness (of the type described in clause (a) of the definition thereof) for all
                              ----------
    purposes of the Loan Agreement and the other Loan Documents;

        (c)  Article 4 of the Loan Agreement be waived to allow the deposit of
             ---------
    amounts advanced by the Guarantors to the Borrower in respect of the Poncho Exploration Programme into the Proceeds Sub-Account (Other Collections)
    and the release of such amounts therefrom, pursuant to the terms and on the conditions set forth in Article 4 of the Loan Agreement and other
                                ---------
    applicable provisions of the Loan Documents;

        (d)  sub-clause (a) of Section 8.2.1 of the Loan Agreement be waived to
             --------------    -------------
    permit the Borrower to engage in activities relating to the Poncho Exploration Programme; and

        (e)  Section 8.2.5 of the Loan Agreement be waived (pending the
             -------------
    agreement of a revised Development Plan by all relevant parties) so as to permit Capital Expenditures to be incurred by the Borrower in respect of the Poncho Exploration Programme.

    Except as expressly waived or amended by the terms of this letter agreement, the terms and conditions of the Loan Agreement, the Bema Gold Support Agreement and each other Loan Document shall continue in full force and effect. For the avoidance of doubt the waivers and amendments in this letter agreement shall take effect upon the receipt by the Administrative Agent of signature pages hereof from the Obligors and the Required Banks.


                                  Very truly yours,


                                  per pro N M ROTHSCHILD & SONS LIMITED,
                                    as a Bank and as the Administrative Agent


                                  By:
                                      ------------------------------------------
                                  Name Printed:
                                                --------------------------------
                                  Title:
                                         ---------------------------------------


                                  By:
                                      ------------------------------------------
                                  Name Printed:
                                                --------------------------------
                                  Title:
                                         ---------------------------------------


                                  DEUTSCHE BANK AG, New York Branch,
                                    as the Technical Agent


                                  By:
                                      ------------------------------------------
                                  Name Printed:
                                                --------------------------------
                                  Title:
                                         ---------------------------------------

                                  By:
                                      ------------------------------------------
                                  Name Printed:
                                                --------------------------------
                                  Title:
                                         ---------------------------------------


                                  DEUTSCHE BANK AG, Los Angeles and/or
                                    Cayman Islands Branches, as a Bank


                                  By:
                                      ------------------------------------------
                                  Name Printed:
                                                --------------------------------
                                  Title:
                                         ---------------------------------------


                                  By:
                                      ------------------------------------------
                                  Name Printed:
                                                --------------------------------
                                  Title:
                                         ---------------------------------------


                                  CANADIAN IMPERIAL BANK OF
                                    COMMERCE, as a Bank


                                  By:
                                      ------------------------------------------
                                  Name Printed:
                                                --------------------------------
                                  Title:
                                         ---------------------------------------


                                  CREDIT LYONNAIS, as a Bank


                                  By:
                                      ------------------------------------------
                                  Name Printed:
                                                --------------------------------
                                  Title:
                                         ---------------------------------------


                                   CREDIT LYONNAIS CANADA, as a Bank


                                  By:
                                      ------------------------------------------
                                  Name Printed:
                                                --------------------------------
                                  Title:
                                         ---------------------------------------


                                  INTERNATIONALE NEDERLANDEN (U.S.)
                                    CAPITAL CORPORATION, as a Bank


                                  By:
                                      ------------------------------------------
                                  Name Printed:
                                                --------------------------------
                                  Title:
                                         ---------------------------------------

ACCEPTED AND AGREED as of the
date first hereinabove written


COMPANIA MINERA MARICUNGA,
  as the Borrower


By:
    ------------------------------------------
Name Printed:
              --------------------------------
Title:
       ---------------------------------------


AMAX GOLD INC., as a Guarantor


By:   /s/ David L. Mueller
    ------------------------------------------
Name Printed: David L. Mueller
              --------------------------------
Title: Vice President, Controller and
       Assistant Secretary
       ---------------------------------------


BEMA GOLD CORPORATION,
  as a Guarantor


By:
    ------------------------------------------
Name Printed:
              --------------------------------
Title:
       ---------------------------------------


AMAX GOLD REFUGIO, INC., as an
  Intermediate Owner


By:   /s/ David L. Mueller
    ------------------------------------------
Name Printed: David L. Mueller
              --------------------------------
Title: Vice President, Controller and
       Assistant Secretary
       ---------------------------------------


BEMA GOLD (BERMUDA) LTD., as
  an Intermediate Owner


By:
    ------------------------------------------
Name Printed:
              --------------------------------
Title:
       ---------------------------------------